UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(b) The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of Wisconsin Power and Light Company (the “Company”) on May 21, 2012 are as follows.

1. Election of directors for terms expiring in 2014. Each nominee for director was elected by the following vote:

			Broker
	For	Withheld	Non-Votes
Patrick E. Allen	13,476,241	2,495	222,232
Patricia L. Kampling	13,474,981	3,755	222,232

Election of directors for terms expiring in 2015. Each nominee for director was elected by the following vote:

			Broker
	For	Withheld	Non-Votes
Ann K. Newhall	13,475,236	3,500	222,232
Dean C. Oestreich	13,476,185	2,551	222,232
Carol P. Sanders	13,475,320	3,416	222,232

2. Advisory vote on approval of the compensation of the Company’s named executive officers. This matter was approved by the following vote:

			Broker
For	Against	Abstentions	Non-Votes
13,460,128	12,764	5,844	222,232

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012. This matter was approved by the following vote:

For	Against	Abstentions
13,695,397	2,857	2,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wisconsin Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN POWER AND LIGHT COMPANY

Date: May 22, 2012	By:	/s/ James H. Gallegos
James H. Gallegos Vice President and General Counsel

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